Section 906 Certifications

I, Charles E. Porter, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2006, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: December 5, 2006

/s/ Charles E. Porter
______________________
Charles E. Porter
Principal Executive Officer

Section 906 Certifications

I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:

1. The form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended September 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.

Date: December 5, 2006

/s/ Steven D. Krichmar
______________________
Steven D. Krichmar

Principal Financial Officer

Attachment A
September 30, 2006

054 Putnam High Yield Municipal Trust
074 Putnam Master Intermediate Income Trust
027 Putnam California Tax Exempt Income Fund
033 Putnam American Government Income Fund
011 Putnam Tax Exempt Income Fund
539 Putnam International New Opportunities Fund
032 Putnam U.S. Government Income Trust
010 Putnam Money Market Fund
062 Putnam Tax Exempt Money Market Fund
23T Putnam Prime Money Market Fund
075 Putnam Diversified Income Trust
259 Putnam Asset Allocation: Balanced Portfolio
250 Putnam Asset Allocation: Growth Portfolio
264 Putnam Asset Allocation: Conservative Portfolio